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                                                                EXHIBIT 10.44


                         AMENDMENT TO LETTER AGREEMENT


     Reference is made to the Letter Agreement dated May 19, 1997 (the "Agreement") between Premier HealthCare, a division of Bock, Benjamin & Co. (the "Advisor"), and Physicians' Specialty Corp. (the "Company"). The Advisor and the Company hereby agree that, as of the date hereof, the Agreement is hereby amended as follows:

     1. Paragraph 2(a)(A) of the Agreement is hereby amended by deleting the dollar amount "$5,000" and adding the dollar amount "$12,500" in lieu thereof; and

     2. Exhibit "B" to the Agreement is hereby amended by deleting the number "six and one-quarter (6.25)" throughout Exhibit "B" and adding the number "seven and one-half (7.5)" in lieu thereof.

     The amendments set forth above are limited precisely as written and shall not be deemed to be (a) a consent to, or waiver or modification of, any other term or condition of the Agreement or (b) prejudice any rights or rights which the Advisor and the Company may now have or may have in the future under or in connection with the Agreement. Except as expressly modified hereby, the terms and provisions of the Agreement are and shall remain in full force and effect and the Advisor and the Company hereby reconfirm their obligations thereunder.

     This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

     THIS AMENDMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF GEORGIA GOVERNING CONTRACTS MADE AND TO BE PERFORMED IN SUCH STATE, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW

Date:  March 18, 1998              PREMIER HEALTHCARE,
                                   A Division of Bock, Benjamin & Co.


                                   By    /s/ Gerald R. Benjamin
                                      ----------------------------------------
                                      Name:  Gerald R. Benjamin, Principal


                                   PHYSICIANS' SPECIALITY CORP.


                                   By    /s/ Richard D. Ballard
                                      ----------------------------------------
                                      Name:  Richard D. Ballard
                                      Title: Chief Executive Officer